CLS Global Diversified Equity Fund

CLS Growth and Income Fund

CLS Flexible Income Fund

CLS Global Aggressive Equity Fund

CLS Shelter Fund

Supplement dated December 15, 2020

to the Prospectus dated September 1, 2020

This Supplement updates and supersedes any contrary information contained in the Prospectus dated September 1, 2020 of the AdvisorOne Funds.

The section titled “CLS Growth and Income Fund Summary,” subsection “Portfolio Managers” on page 10 of the prospectus has been replaced in its entirety with the following:

Portfolio Managers: CLS utilizes a team approach for management of the Fund and from the team, the Fund is assigned co-portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio. Michael Hadden, CFA, Portfolio Manager of CLS and Rusty Vanneman, CFA, Chief Investment Strategist of Orion share responsibility for the day-to-day management of the Fund as Co-Portfolio Managers. Mr. Vanneman has served as Co-Portfolio Manager of the Fund since February 2013. Mr. Hadden has served as Co-Portfolio manager of the Fund since December 2020.

The section titled “CLS Flexible Income Fund Summary,” subsection “Portfolio Managers” on page 15 of the prospectus has been replaced in its entirety with the following:

Portfolio Managers:

CLS utilizes a team approach for management of the Fund and from the team, the Fund is assigned co-portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio. Rusty Vanneman, CFA, Chief Investment Strategist of Orion and Jackson Lee, CFA, Portfolio Manager of CLS are primarily responsible for the day-to-day management of the Fund. Mr. Vanneman has served as Co-Portfolio Manager of the Fund since December 2020. Mr. Lee has served as Co-Portfolio Manager of the Fund since September 2018.

The section titled “CLS Shelter Fund Summary,” subsection “Portfolio Managers” on page 24 of the prospectus has been replaced in its entirety with the following:

Portfolio Managers:

CLS utilizes a team approach for management of the Fund and from the team, the Fund is assigned co-portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio. Jackson Lee, CFA, Portfolio Manager, Michael Hadden, CFA, Portfolio Manager, and Grant Engelbart, CFA, Senior Portfolio Manager of CLS are primarily responsible for the day-to-day management of the Fund. Mr. Lee has served as Co-Portfolio Manager of the Fund since September 2018. Mr. Hadden has served as Co-Portfolio manager of the Fund since September 2020. Mr. Engelbart has served as Co-Portfolio manager of the Fund since December 2020.

The section titled “Investment Adviser,” subsection “Portfolio Managers” on page 37 of the prospectus is replaced with the following:

CLS utilizes a team approach for management of the Funds, and from the team each Fund is assigned a co-portfolio managers that are primarily responsible for the day-to-day management of the Fund’s portfolio. The Funds’ Portfolio Management Team includes: Rusty Vanneman, CFA, Grant Engelbart, CFA, Jackson Lee, CFA, and Michael Hadden, CFA.

Mr. Vanneman joined the adviser in September 2012. Previously, Mr. Vanneman was Chief Investment Officer

and Portfolio Manager at Kobren Insight Management (“KIM”). Mr. Vanneman’s 11-year tenure at KIM included a five-year span during which KIM was owned by E*TRADE. At KIM, Mr. Vanneman also held positions as Managing Director, Director of Research, and Portfolio Manager for the former Kobren Insight mutual funds and the hedge fund Alumni Partners. At E*TRADE, he was the Senior Market Strategist and also served on the E*TRADE Capital Management, LLC Investment Policy Committee. Prior to joining KIM, Mr. Vanneman was a Senior Analyst at Fidelity Management and Research Company’s Strategic Advisors. Prior to that, he was a Managing Analyst for Thomson Financial’s Thomson Global Markets.

Mr. Engelbart joined CLS in 2009 and has been a portfolio manager of CLS since 2013. Prior to joining CLS, Mr. Engelbart held positions at TD Ameritrade and State Street Corporation. Mr. Engelbart graduated from the University of Nebraska in Lincoln with a degree in Business Administration-Finance.

Mr. Lee joined CLS in 2014 as an Investment Research Analyst. Prior to joining CLS, Mr. Lee worked as an analyst for Orion Advisor Services, an affiliate of CLS, from June 2012 to November 2014. Mr. Lee graduated from Creighton University in Omaha with a degree in Business Administration.

Mr. Hadden originally joined CLS in 2017 as an investment analyst, taking over a portfolio manager role in 2020. Prior to joining CLS, Mr. Hadden received a bachelor’s degree in business administration with finance and accounting majors from the University of Nebraska – Lincoln.

The Funds' Statement of Additional Information provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds.

This Supplement updates and supersedes any contrary information contained in the SAI of the AdvisorOne Funds dated September 1, 2020.

The first paragraph and table under the section titled “Portfolio Managers” on page 47 of the SAI have been replaced with the following.

The Adviser utilizes a team approach for management of the Funds, and from the team each fund is assigned co-portfolio managers responsible for the day-to-day management of the Fund.  Rusty Vanneman, Grant Engelbart, Jackson Lee, and Michael Hadden are the Portfolio Managers of the Funds.  As of April 30, 2020, the Portfolio Managers were primarily responsible for the management of the following types of accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($millions)	Pooled Investment Vehicle Accounts	Assets Managed ($millions)	Other Accounts	Assets Managed ($millions)	Total Assets Managed ($ millions)
Rusty Vanneman	5	$1,309	0	$0	13,445	$637	$1,196
Grant Engelbart	2	$503	0	$0	22,929	$2,416	$2,919
Jackson Lee	4	$797	0	$0	4,363	$493	$1,290
Michael Hadden	0	$0	0	$0	4,512	$1,060	$1,060

The table beginning on page 48 of the SAI showing the dollar range of equity securities owned by each Portfolio Manager in the Funds has been replaced with the following;

Dollar Range of Equity Securities Beneficially Owned
Rusty Vanneman

$50,001 - $100,000 (CLS Growth and Income Fund)

$10,001 - $50,000 (CLS Global Diversified Equity Fund)

$1 - $10,000 (CLS Shelter Fund)

$1 - $10,000 (CLS Flexible Income Fund)

$1 - $10,000 (CLS Global Aggressive Equity Fund)

Grant Engelbart	$50,001 - $100,000 (CLS Global Aggressive Equity Fund) $10,001 to $50,000 (CLS Global Diversified Equity Fund) $1 - $10,000 (CLS Growth and Income Fund)

Jackson Lee	$1 - $10,000 (CLS Global Diversified Equity Fund) $1 - $10,000 (CLS Growth and Income Fund) $1 - $10,000 (CLS Shelter Fund) $1 - $10,000 (CLS Flexible Income Fund)
Michael Hadden	$1 - $10,000 (CLS Global Diversified Equity Fund) $1 - $10,000 (CLS Growth and Income Fund)

This Supplement, and the existing Prospectus dated September 1, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the U.S. Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-811-0225.

Supplement dated December 15, 2020